Exhibit 10.1

Execution Version
AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This Amendment No. 2 to Second Amended and Restated Credit Agreement (this “Amendment”) is entered into as of October 20, 2017 by and among Vera Bradley Designs, Inc., an Indiana corporation (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A, individually and as administrative agent (the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Second Amended and Restated Credit Agreement dated as of July 15, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Borrower, the Lenders party hereto and the Administrative Agent wish to amend the Credit Agreement on the terms and conditions set forth below.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.    Amendments to Credit Agreement. Upon the Second Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:
(a)The definition of “Permitted Investments” in Section 1.01 is amended by (i) deleting the word “and” at the end of clause (d) thereof, (ii) replacing the period at the end of clause (e) thereof with a reference to “; and” and (iii) inserting a new clause (f) reading as follows:

(f)    other short term investments permitted by the short term cash investment policy of Holdings’ Board of Directors adopted as of January 29, 2014 and revised as of February 3, 2017, as from time to time amended by the Board in writing to the extent any such amendments are provided to the Administrative Agent promptly following the effectiveness thereof and do not materially increase the risk profile of the short term cash investments of the Borrower or its Subsidiaries.

(b)Clause (g) of Section 6.04 (Investments) is amended by deleting the reference to “$50,000,000” therein and replacing such reference with “$20,000,000”.

(c)Clause (h) of Section 6.04 (Investments) is amended and restated in its entirety to read as follows:

investments by the Borrower or any of its Subsidiaries so long as, immediately after giving effect to any such investment and the incurrence of any related Indebtedness, (i) the Leverage Ratio shall be less than 2.00 to 1.00, (ii) the ratio of (x) EBITDAR to (y) the sum of Total Interest Expense plus Rentals shall be equal to or greater than 2.00 to 1.00, in each case of clauses (i) and (ii), as of the most recently completed fiscal quarter for which financial statements are available, (iii) the aggregate amount of unrestricted cash and Cash Equivalents owned by the Borrower and its Subsidiaries shall equal at least $100,000,000 and (iv) in the case of investments for aggregate consideration in excess of $10,000,000, the Borrower shall have given at least ten (10) Business Days’ notice thereof to the Administrative Agent (or such shorter period of time as may be reasonably acceptable to the Administrative Agent) accompanied by computations in reasonable details reflecting compliance with the requirements set forth in clauses (i), (ii) and (iii) above; and

(d)Section 6.09 (Minimum EBITDAR) is amended by deleting the reference to “2.50 to 1.00” therein and replacing such reference with “1.75 to 1.00”.

(e)Section 6.10 (Maximum Leverage Ratio) is amended by deleting the reference to “3.50 to 1.00” therein and replacing such reference with “2.00 to 1.00”.

2.    Representations and Warranties of the Borrower. The Borrower represents and warrants that:
(a)    The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or by general principles of equity;
(b)    Each of the representations and warranties contained in the Credit Agreement and the other Credit Documents is true and correct on and as of the date hereof (except to the extent that such representation or warranty expressly refers to an earlier date, in which case it shall be true and correct as of such earlier date); and
(c)    No Default has occurred and is continuing.
3.    Effective Date. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which the following conditions have been satisfied:
(a)    the execution and delivery hereof by the Borrower, the Required Lenders and the Administrative Agent;
(b)    the execution and delivery by Holdings and each of the Subsidiary Guarantors of a Reaffirmation (the “Reaffirmation”) substantially in the form of Exhibit A hereto;
(c)    the Borrower shall have paid or reimbursed, to the extent invoiced, all out of pocket expenses (including legal fees) required to be reimbursed or paid by the Borrower pursuant hereto or to the Credit Agreement; and
(d)    the Administrative Agent shall have received such other certificates, resolutions, documents and agreements as the Administrative Agent may reasonably request.
4.    Reference to and Effect Upon the Credit Documents.
(a)    Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall be deemed to be a Credit Document.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
5.    Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.
6.    Governing Law; Jury Waiver. This Amendment shall be construed in accordance with and governed by the law of the State of New York. Section 9.10 of the Credit Agreement is incorporated herein mutatis mutandis.
7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.
VERA BRADLEY DESIGNS, INC.

By	/s/ John Enwright
Name:	John Enwright
Title:	CFO

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By	/s/ Seth P. Keirns
Name:	Seth P. Keirns
Title:	VP

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement]

KeyBank National Association, as a Lender

By	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Nicholas A. Yack
Name:	Nicholas A. Yack
Title:	Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By	/s/ John E. Burda
Name:	John E. Burda
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement]

EXHIBIT A
REAFFIRMATION
Each of the undersigned (i) acknowledges receipt of a copy of Amendment No. 2 to Second Amended and Restated Credit Agreement (the “Amendment”), amending the Second Amended and Restated Credit Agreement dated as of July 15, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), (ii) consents to the Amendment and each of the transactions referenced therein, and (iii) hereby reaffirms its obligations, as applicable, under the Subsidiary Guaranty dated as of July 15, 2015 and the Parent Guaranty dated as of July 15, 2015, each, in favor of JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used herein shall have the meanings ascribed to them by the Credit Agreement.
Dated as of October 20, 2017
VERA BRADLEY, INC.

By:	/s/ John Enwright
Title:	CFO

VERA BRADLEY SALES, LLC

By:	/s/ John Enwright
Title:	CFO

VERA BRADLEY INTERNATIONAL, LLC

By:	/s/ John Enwright
Title:	CFO